UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  May 10, 2010

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2010, Fluor Corporation announced its financial results for the quarter ended March 31, 2010.  A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Earnings Release contains a discussion of segment profit that would be deemed a non-GAAP financial measure under SEC rules.  “Segment profit” is calculated as revenue less cost of revenue and earnings attributable to noncontrolling interests excluding: corporate administrative and general expense; interest expense; interest income; domestic and foreign income taxes; and other non-operating income and expense items. The Earnings Release includes a reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.  Fluor believes that this non-GAAP financial measure provides information that is useful to its investors regarding its financial performance and results of operations.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Fluor Corporation includes backlog and new awards data in the Earnings Release.  Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress.  Although backlog reflects business that is considered to be firm, cancellations or scope adjustments may occur.  Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, and deferrals, as appropriate.  New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period.  Backlog and new awards measures are regularly reported in the construction industry.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Fluor Corporation was held on May 6, 2010.  At that meeting, the shareholders elected each of Fluor Corporation’s Class II director nominees, to hold office until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified.  Shareholders also ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ended December 31, 2010.  Shareholders rejected a shareholder proposal requesting that the Board of Directors adopt a policy that the Board’s chairman be an independent director who has not previously served as an executive officer of Fluor Corporation.  The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 — Election of Directors

	For	Against	Abstain	Broker Non-Votes

James T. Hackett	124,805,746	2,277,979	138,089	21,621,514
Kent Kresa	119,427,088	7,660,099	134,627	21,621,514
Nader H. Sultan	126,377,642	695,327	148,846	21,621,514

Proposal 2 — Ratification of appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Votes

147,469,509	1,026,954	346,865	N/A

Proposal 3 — Shareholder Proposal for Independent Chairman

For	Against	Abstain	Broker Non-Votes

46,553,775	79,444,242	1,223,797	21,621,514

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release Issued by Fluor Corporation on May 10, 2010 announcing its financial results for the quarter ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2010	FLUOR CORPORATION

	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press Release Issued by Fluor Corporation on May 10, 2010 announcing its financial results for the quarter ended March 31, 2010.